                                                          EXHIBIT 4.1



COMMON STOCK            [JTS CORPORATION LOGO]            COMMON STOCK
  [LOGO]                                                     [LOGO]
                                                        SEE REVERSE FOR CERTAIN
                                                        DEFINITIONS AND A
                                                        STATEMENT AS TO THE
                                                        RIGHTS, PREFERENCES,
                                                        PRIVILEGES AND
                                                        RESTRICTIONS ON SHARES
                                                        CUSIP 466251 10 5

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT






IS THE RECORD HOLDER OF


FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK $.001 PAR VALUE PER SHARE OF

                                JTS CORPORATION

TRANSFERRABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

        WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.


[SIGNATURE]                                     [SIGNATURE]
EXECUTIVE VICE PRESIDENT,                       PRESIDENT AND CHIEF EXECUTIVE
FINANCE AND ADMINISTRATION CHIEF                OFFICER
FINANCIAL OFFICER AND SECRETARY

                             [JTS CORPORATION SEAL]

A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS, AS ESTABLISHED, FROM TIME TO TIME, BY THE CERTIFICATE OF INCORPORATION OF THE CORPORATION AND BY ANY CERTIFICATE OF DETERMINATION, THE NUMBER OF SHARES CONSTITUTING EACH CLASS AND SERIES, AND THE DESIGNATIONS THEREOF, MAY BE OBTAINED BY THE HOLDER HEREOF UPON REQUEST AND WITHOUT CHARGE FROM THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL OFFICE OF THE CORPORATION.

THE FOLLOWING ABBREVIATIONS, WHEN USED IN THE INSCRIPTION ON THE FACE OF THIS CERTIFICATE, SHALL BE CONSTRUED AS THOUGH THEY WERE WRITTEN OUT IN FULL ACCORDING TO APPLICABLE LAWS OR REGULATIONS:

TEN COM         - AS TENANTS IN COMMON

TEN___NT        - AS TENANTS BY THE

JT TEN          - AS JOINT TENANTS WITH RIGHTS OF SURVIVORSHIP AND NOT ________
                  __________________ IN COMMON

COMP PROP       - AS COMMUNITY PROPERTY

UNIF__________  - ______________________ CUSTODIAN __________________________

                  UNDER UNIFORM GIFTS TO ___________________________________

                  A ______  ____________________________________.

                                   (___________)

                  ___________________________ CUSTODIAN (UNTIL AGE  ______)

                  _____________________, UNDER UNIFORM TRANSFERS TO

                  MINORS ACT ___________________________________________

ADDITIONAL ABBREVIATIONS __________________________________ BE USED THROUGHOUT IN THE ABOVE LIST.

        FOR VALUE RECEIVED, __________________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
________________________________________


________________________________________


____________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

_____________________________________________________________________________

_____________________________________________________________________________

___________________________________________________________ SHARES
OF THE COMMON STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ___________________________________ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED _________________________


                                X ____________________________________

                                X ____________________________________

                                  THE ________________________________

                         NOTICE:  ____________________OR ANY CHANGE

                                  ____________________________________

SIGNATURE(S) GUARANTEED


BY ____________________________________________
THE SIGNATURES SHOULD BY GUARANTEED BY........



AMERICAN BANK NOTE COMPANY        MAY 13, 1996
_604 ATLANTIC AVENUE
SUITE 18
LONG BEACH, CA 90807                043980bk
(310)     ____-_____________
FAX (310) ____-_____________          NEW